DISPOSAL OF ASSETS	6 Months Ended
Jun. 30, 2020
Disclosure Of Disposal Of Assets [Abstract]
DISPOSAL OF ASSETS
DISPOSAL OF ASSETS
In March 2020, Brookfield Renewable, along with its institutional partners, completed the sale of a 39 MW portfolio of solar assets in Thailand. The total consideration was THB 3,079 million ($94 million) and Brookfield Renewable’s interest in the portfolio was approximately 31%. This resulted in a loss on disposition of $12 million ($4 million net to Brookfield Renewable) recognized in the consolidated statements of income under Other. Immediately prior to the classification of the portfolio as held for sale in 2018, Brookfield Renewable performed a revaluation of the property, plant & equipment, in line with its election to apply the revaluation method and recorded a fair value uplift of $42 million. As a result of the disposition, Brookfield Renewable's portion of the accumulated revaluation surplus of $13 million post-tax was reclassified from other comprehensive income directly to equity and noted as an Other item in the consolidated statements of changes in equity.
Summarized financial information relating to the disposal of the Thailand portfolio is shown below:

(MILLIONS)
Proceeds	$94
Carrying value of net assets held for sale
Assets	114
Liabilities	(8)
106
Loss on disposal	$(12)